SECURITY AGREEMENT


         THIS  SECURITY  AGREEMENT  is dated April 20, 2000 and is made  between
Network  Consulting  Group,  Inc.  ("Grantor")  and  VDC  Communications,   Inc.
("Secured Party").

                                WITNESSETH THAT:

         WHEREAS, concurrently herewith, Rare Telephony, Inc. (f/k/a/ Washoe Technology Corporation) and Cash Back Rebates LD.com, Inc. ("Borrower") have executed a certain Promissory Note (the "Note") in the stated principal amount of Two Hundred Thousand Dollars ($200,000) in favor of the Secured Party.

         WHEREAS, also concurrently herewith, Grantor has executed in favor of Secured Party a certain Guaranty Agreement (the "Guaranty") pursuant to which Grantor has guaranteed the indebtedness of Borrower, to Secured Party under the Note.

         WHEREAS, It is the purpose and intent of the parties hereto to secure the Grantor's guaranty to Secured Party by offering certain security according to the terms and conditions set forth herein.

         NOW, THEREFORE, intending to be legally bound hereby and for value received, the parties hereto covenant and agree as follows:

         1.       Definitions.  In  addition  to  the  words  and  terms defined
                  ------------
elsewhere in this Security Agreement, the following words and terms shall have the following meanings, respectively, unless the context otherwise clearly requires:

                  (a) "Code" shall mean the Uniform Commercial Code of each state as enacted and in effect on the date hereof in each applicable jurisdiction, and as the same may subsequently be amended from time to time.

                  (b) "Collateral" shall mean, all of Grantor's right, title and interest in, to and under the following described property, whether now owned or hereafter acquired (words and terms defined in the Code shall have the same meanings when used herein):

         (A) Any and all accounts, accounts receivable, reimbursements, notes, contracts, contract rights, chattel paper, cash, checks, drafts, documents, instruments, all right of Grantor; all deposit accounts of Grantor, including, without limitation, security deposit accounts of Grantor's customers, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

         (B) Any and all customer lists, all documents containing the names, addresses, telephone numbers, and other information regarding Grantor's


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customers,  subscribers,  tapes, programs,  printouts, disks, and other material and documents relating to the recording, billing or analyzing of any of the foregoing, and any other right to payment;

         (C) Any and all contract and lease rights, including network contracts, customer contracts and letters of authorization authorizing the furnishing by Grantor of services, and billing and collection contracts, whether evidenced by a document or otherwise; in each case with respect to all of the foregoing only to the extent that the grant by Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract or document is not prohibited by the terms of such contract or document without the consent of any other party thereto and would not give any other party to such contract or document the right to terminate its obligations thereunder (it being understood that the foregoing shall not be deemed to obligate Grantor to obtain any such consents);

         (D) Any and all accounts, customer bases, goodwill or accounts receivable arising from services rendered by Grantor to an end user prior to the sale, assignment, or transfer of such account (collectively, the "End User Accounts") to any company; and rights in and to any of the receivables, debts, and other amounts payable to Grantor by and other company, and all cash and non-cash proceeds of the foregoing;

         (E) Any and all of Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all equipment in all of its forms, wherever located, now or hereafter existing, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "Equipment");

         (F) Any and all of Grantor's right, title and interest, whether now owner or hereafter acquired, in and to all inventory in all of its forms, wherever located, now or hereafter existing (including but not limited to, (i) all raw materials and work in process therefore, finished goods thereof and materials used or consumer in the manufacture or production thereof, (ii) goods in which Grantor has an interest in all or a joint or other interest or right of any kind (including, without limitation, goods in which Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed by Grantor), and all accessions thereto and products thereof and documents therefore (any and all such inventory, accessions, products and documents being the "Inventory"),

         (G) Any and all records and documents relating to any and all of the foregoing including, without limitation, records of accounts whether in the form of writing, microfilm, microfiche, tape or electronic media;

         (H) Any and all general intangibles, as defined in the Uniform Commercial Code, and including, without limitation, (i) all leases under which Grantor now or in the future leases and or obtains a right to occupy or use real

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or personal  property,  (ii) all of Grantor's  other contract  rights,  whenever acquired, (iii) customer lists, causes in action, claims (including claims for indemnification), books, records, patents and patent applications, copyrights and copyrights applications, trademarks, trade names, tradestyles, trademark applications, blueprints, drawings, designs and plans, trade secrets, methods, processes, contract, licenses, license agreements, formulae, tax and any other types of refunds, deposits, returned and unearned insurance premiums, rights and claims under insurance policies, and computer information, software, records and data, whenever acquired, and (iv) all licenses, permits and approvals of third parties or governmental authorities necessary for, or used in the operation, maintenance, use of occupancy of, Grantor's businesses or properties, wherever located and whenever acquired (any or all of the foregoing being referred to as "General Intangibles"); and

         (I) All products and proceeds (cash and non-cash) of all of the foregoing, including, without limitation, all interest, dividends, cash, drafts, rights to receive payment in money or kind, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of then existing Collateral; and increases accessions, renewals, replacements and substitutions of all of the foregoing, and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

                  (c) "Secured Indebtedness" shall mean (i) all obligations, whether of principal, interest, fees, expenses or otherwise, of Grantor to Secured Party, whether now existing or hereafter incurred, under the Note or this document as any of the same may from time to time be amended, modified or supplemented, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part by the Secured Party,
(ii) all out-of-pocket costs, expenses and disbursements, including reasonable attorneys' fees and legal expenses, incurred by the Secured Party in the collection of any of the obligations referred to in subclause 1(c)(i) above; and
(iii) any advances made, subsequent to an Event of Default, by the Secured Party, for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral.


         2.       Assignment and Grant  of  Security Interests.  As security for
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the due and punctual  payment and  performance  of the Secured  Indebtedness  in full, Grantor hereby agrees that the Secured Party shall have, and Grantor hereby grants to and creates in favor of the Secured Party, for the benefit of the Secured Party, to secure all of the Secured Indebtedness, a continuing first priority security interest (or, alternatively, as high a priority security

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interest  as is  permitted  by  law)  in and to  Grantor's  Collateral.  Without
limiting the generality of Section 4 below, Grantor further agrees that with respect to each item of Collateral as to which (i) the creation of valid and enforceable security interests is not governed exclusively by the Code or (ii) the perfection of valid and enforceable security interests therein under the Code cannot be accomplished by the Secured Party taking possession thereof or by the filing in appropriate locations of appropriate Code financing statements executed by the Grantor, Grantor will at its expense execute and deliver to the Secured Party such documents, agreements, notices, assignments and instruments and take such further actions as may be reasonably requested by the Secured Party from time to time for the purpose of creating a valid and perfected first priority lien (or, alternatively, as high a priority security interest as is permitted by law) on such item, enforceable against the Grantor and all third parties to secure the Secured Indebtedness.

         3.       Representations and Warranties.  Grantor  represents, warrants
                  -------------------------------
and covenants to the Secured Party that:

                  (a) Grantor is the legal and beneficial owner and holder of the Collateral and Grantor has and will continue to have good and marketable title to the Collateral which Grantor purports to own or which is reflected as owned in its books and records.

                  (b) The Grantor has received value from the Secured Party for Grantor's grant of security interests hereunder and, except for the security interests granted to and created in favor of the Secured Party hereunder, all of the Collateral is and will continue to be free and clear of all liens, except any lien possessed by the Secured Party (the "Permitted Lien").

                  (c) Grantor has full power to enter into, execute, deliver and carry out this Security Agreement and to perform its obligations hereunder and all such actions have been duly authorized by all necessary proceedings on its part. This Security Agreement has been duly and validly executed and delivered by Grantor. This Security Agreement constitutes the legal, valid and binding obligations of Grantor, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

                  (d) Neither the execution and delivery of this Security Agreement nor compliance with the terms and provisions hereof (i) will conflict with or result in any breach of the terms and conditions of the articles of incorporation, bylaws or equivalent documents of Grantor or of any law or any material agreement or instrument to which Grantor is a party or by which it is bound or to which it is subject, (ii) will constitute a default under any of the documents referred to in clause 3(d)(i) above or (iii) will result in the


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

creation or enforcement of any lien (other than the Permitted Lien) whatsoever upon any Collateral (now or hereafter acquired) of Grantor.

         4.       Further Assurances.  Grantor will,  from  time to time, at its
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expense,  faithfully preserve and protect the Secured Party's security interests in the Collateral as continuing first priority perfected security interests (or, alternatively, as high a priority security interest as is permitted by law), and will do all such other acts and things and will, upon request therefor by the Secured Party, execute, deliver, file and record all such other documents and instruments, including financing statements, security agreements, pledges, assignments, documents and powers of attorney with respect to the Collateral, and pay all filing fees and taxes related thereto as the Secured Party in its reasonable discretion may deem necessary or advisable from time to time in order to preserve, perfect or protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, to the extent Article 9 of the Code does not govern the creation and/or perfection of the security interests intended to be created hereunder, Grantor agrees to execute and deliver such further documents and instruments and do such further acts as the Secured Party may from time to time require.

         5.       Covenants.  Grantor covenants and agrees that, (a) it will not
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sell, assign or otherwise dispose of any portion of the Collateral;  (b) it will obtain and maintain sole and exclusive possession of its Collateral; (c) it will
keep  materially   accurate  and  complete  books  and  records  concerning  the
Collateral (d) it will promptly furnish to the Secured Party such information and documents relating to the Collateral as the Secured Party may reasonably request in order to confirm the status of the Secured Party's security interests in such Collateral; (e) it will not take or omit to take any actions, the taking or the omission of which might result in a material adverse alteration or impairment of the Collateral or in a violation of this Security Agreement; and
(f) it will execute and deliver to the Secured Party and record such supplements to this Security Agreement and additional assignments as the Secured Party reasonably may request to evidence and confirm the security interests herein contained.

         6.       Preservation   of  Security   Interests.  Grantor assumes full
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responsibility  for taking and hereby agrees to take any and all necessary steps to preserve and defend the Secured Party's right, title and security interests in and to the Collateral against the claims and demands of all persons. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in the Secured Party's possession if, prior to the existence of an Event of Default, the Secured Party takes such action for that purpose as such Grantor shall reasonably request in writing, provided that such requested action will not, in the judgment of the Secured Party, impair the security interests in the Collateral created hereby or the Secured Party's rights in, or the value of, such Collateral, and provided further that such

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

written request is received by the Secured Party in sufficient time to permit the Secured Party to take the requested action.

         7.       Secured Party's  Rights  with  Respect to the  Collateral.  At
                  ----------------------------------------------------------
any time and from time to time, whether or not an Event of Default shall have occurred, and without notice to or consent of the Grantor, the Secured Party may, at its option, do any or all of the following: (a) do anything which the Grantor is required but fails to do hereunder, and in particular the Secured Party may, if the Grantor fails to do so, (i) insure or take any reasonable steps to protect the Collateral, (ii) pay any or all taxes, levies, expenses and costs arising with respect to the Collateral, or (iii) pay any or all premiums payable on any policy of insurance required to be obtained or maintained hereunder, and add any amounts paid under this Section 7 to the principal amount of the Note, and other liabilities of Grantor secured by this Security Agreement; (b) inspect the Collateral at any reasonable time; and (c) pay any amounts the Secured Party reasonably elects to pay or advance hereunder on account of insurance, taxes or other costs, fees or charges arising in connection with the Collateral, either directly to the payee(s) of such cost, fee or charge, directly to the Grantor, or to such payee(s) and Grantor, jointly.

         8.       Remedies  on  Default.  If  there  shall  have occurred and be
                  ----------------------
continuing an Event of Default under the terms of the Note, then the Secured Party shall have such rights and remedies with respect to the Collateral or any part thereof and the proceeds thereof as are provided by the Code and such other rights and remedies with respect thereto which it may have at law or in equity or under this Security Agreement, including to the extent not inconsistent with the provisions of the Code or any other applicable law, the right to take over and collect the Collateral which consists of amounts owing to Grantor to the extent not prohibited by applicable law. To this end, the Secured Party shall have the right to (a) transfer all or any part of any of the Collateral into the Secured Party's name or into the name of its nominee or nominees and thereafter receive all cash, stock and other dividends or distributions paid or payable in respect thereof, and otherwise act with respect thereto as the absolute owner thereof; (b) notify the obligors on any of the Collateral, whether accounts or otherwise, to make payment thereon directly to the Secured Party, whether or not the Grantor was theretofore making collections thereon; (c) take control of and manage the Collateral; (d) apply to the payment of the Secured Indebtedness, whether it be due and payable or not, any moneys, including cash dividends and income from the Collateral, now or hereafter in the hands of the Secured Party, on deposit or otherwise, belonging to Grantor, in accordance with Section 9 hereof; (e) endorse the name of the Grantor upon any checks or other evidences of payment or any document or instrument that may come into the possession of the Secured Party as proceeds of or relating to such Grantor's Collateral; (f) demand, sue for, collect, compromise and give acquittances for the Collateral;
(g) prosecute, defend or compromise any action, claim or proceeding with respect to the Collateral; and (h) take such other action as the Secured Party may deem appropriate, including extending or modifying the terms of payment of the

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

debtors of Grantor. In addition, upon the occurrence of an Event of Default, Grantor, at the request of the Secured Party, shall assemble all or any portion of the Grantor's Collateral at such locations as the Secured Party shall designate which are reasonably convenient to Grantor, and the Secured Party may sell, assign, give an option or options to purchase or otherwise dispose of all or any part of the Collateral at any public or private sale at such place or places and at such time or times and upon such terms, whether for cash or on credit, and in such manner, as the Secured Party may determine, and apply the proceeds so received in accordance with Section 9 hereof. Written notice of sale mailed by certified mail, return receipt requested, to the Grantor, at least ten
(10) calendar days prior to such sale shall be deemed reasonable notice.

                  In the event of a breach by Grantor in the performance of any of the terms of this Security Agreement, the Secured Party may demand specific performance of this Security Agreement and seek injunctive relief and may exercise any other remedy, available at law or in equity, it being recognized that the remedies of the Secured Party at law may not fully compensate the Secured Party for the damages it may suffer in the event of a breach hereof.

         9.       Application of Proceeds.  The proceeds of the Collateral shall
                  ------------------------
be applied to Secured Indebtedness. Grantor shall be liable for any deficiency if the proceeds of any sale, assignment, giving of an option or options to purchase or other disposition of the Collateral is insufficient to pay all amounts to which the Secured Party is entitled.

         10.      Attorneys-in-Fact.  After  an  Event  of  Default the  Grantor
                  ------------------
hereby irrevocably appoints the Secured Party, its officers, employees and agents, or any of them, as attorneys-in-fact, with full power of substitution, for Grantor for the purpose of carrying out the provisions of this Security Agreement and taking any action and executing, delivering, filing and recording any instruments which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which power of attorney being given for security is coupled with an interest and irrevocable. The Grantor hereby ratifies and confirms and agrees to ratify and confirm all action taken by the Secured Party, its officers, employees or agents pursuant to the foregoing power of attorney.

         11.      Indemnity and Expenses.
                  -----------------------

                  (a) The Grantor unconditionally agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Secured Party.

                  (b) The Grantor unconditionally agrees upon demand to pay to the Secured Party the amount of any and all reasonable and necessary out-of-pocket costs, expenses and disbursements, including fees and expenses of

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its  counsel,  which the  Secured  Party may  incur in  connection  with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

         12.      Security Interest Absolute;  Waiver of Notices.  All rights of
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the  Secured  Party  hereunder,   all  security  interests  hereunder,  and  all
obligations of the Grantor hereunder shall be absolute and unconditional, irrespective of: (a) any lack of validity the Note or any of the other documents delivered in connection therewith ("Other Documents"); (b) any change in the time, manner or place or payment of, or in any other term of, all or any of the Secured Indebtedness or any other amendment or waiver of or any consent to any departure from the Note or any of the Other Documents; (c) any exchange, release or non-perfection of any other Collateral; or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor or any third party mortgagors, pledgors or grantors of security interests. Grantor waives any and all notice with respect to acceptance by the Secured Party of this Security Agreement, the provisions of the Note or any of the Other Documents or any other note, instrument or agreement relating to the
Secured   Indebtedness,   and  any  default  in  connection   with  the  Secured
Indebtedness. Grantor waives any presentment, demand, notice of dishonor or nonpayment, protest, notice of protest and any other notice of any kind in connection with the Secured Indebtedness.

         13.      Termination.  Upon payment in full of the Secured Indebtedness
                  ------------
and termination of the Note, this Security Agreement shall terminate and be of no further force and effect, and the Secured Party, at the Grantor's expense, shall thereupon promptly return to Grantor the Collateral and such other documents delivered by Grantor hereunder as may then be in the Secured Party's possession. Upon any such termination, the Secured Party will, at the Grantor's expense, execute and deliver to the Grantor such documents as that Grantor shall reasonably request to evidence such termination.

         14.      Modifications, Amendments and Waivers.  Any and all agreements
                  --------------------------------------
amending or changing any provision of this Security Agreement or the rights of any of the Secured Party or the Grantor, and any and all waivers or consents to Events of Default or other departures from the due performance of the Grantor hereunder shall be made only pursuant to the provisions of the Note.

         15.      No Implied Waivers; Cumulative Remedies.  No course of dealing
                  ----------------------------------------
and no failure or delay on the part of the Secured Party in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Secured Party hereunder; and no single or partial exercise of any such right, remedy, power or privilege shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the Secured

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

Party under this Security Agreement are cumulative and not exclusive of any rights or remedies which it may otherwise have.

         16.      Notices.  Unless  otherwise  provided  in this Agreement,  all
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notices are required or permitted to be given pursuant to this  Agreement  shall be in writing, and shall be delivered either personally, by overnight delivery service or by U.S. certified or registered mail, postage prepaid, return-receipt requested and addressed to the parties at their respective addresses as the appear below their signatures hereon. Notices may also be given by facsimile transmission to the facsimile telephone numbers which appear below the parties' respective signatures hereon, provided that either (a) receipt of the facsimile transmission is acknowledged in writing by the receiving party, which may also be by a facsimile transmission is acknowledged in writing by the receiving party, which may also be by facsimile transmission, or (b) the transmitting party obtains a written confirmation from its own facsimile machine showing that the entire transmission was transmitted to the receiving party. The parties may also change their addresses or facsimile telephone numbers for notice by giving notice of such change in accordance with this section. Notices sent by overnight delivery service shall be deemed received on the business day following the date of deposit with the delivery service. Mailed notices shall be deemed received upon the earlier of the date of delivery shown on the return-receipt, or the second business day after the date of mailing. Notices sent by facsimile transmission shall be deemed served on the date of transmission, provided that all such notices are sent during regular business hours, otherwise on the next business day.

         17.      Severability.
                  -------------

                  (a) Grantor agrees that the provisions of this Security Agreement are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:

                           (i)      if any clause or  provision  shall  be  held
invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction;

                           (ii)     if this Security Agreement would  be held or
determined to be void, invalid or unenforceable on account of the amount of the aggregate liability of Grantor under this Security Agreement, then, notwithstanding any other provision of this Security Agreement to the contrary, the aggregate amount of such liability shall, without any further action by the Secured Party, Grantor or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

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

                           (iii)    If  the  grant  of  any  security   interest
hereunder by Grantor is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable.

         18.      Governing  Law.  This Security  Agreement  shall be deemed  to
                  ---------------
be a contract under the laws of New Jersey and for all purposes shall be governed by and construed in accordance with such internal laws, without reference to its conflicts of law principles, except as required by mandatory provisions of law and except to the extent that the validity or perfection of security interests hereunder, or remedies hereunder with respect to the Collateral, is governed by the laws of a jurisdiction other than the law of New Jersey.

         19.      Successors  and  Assigns.   This Security  Agreement  shall be
                  -------------------------
freely assignable and transferable by the Secured Party in connection with the assignment or transfer of the Secured Indebtedness; provided, however, the duties and obligations of the Grantor may not be delegated or transferred by the Grantor, without the written consent of the Secured Party. The rights and privileges of the Secured Party shall inure to their benefit and the benefit of its respective successors and assigns and the duties and obligations of the Grantor shall bind the Grantor and its respective successors and assigns.

         20.      Counterparts.  This  Security Agreement may be executed in any
                  -------------
number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         21.      Consent  to  Jurisdiction;  Waiver of Jury Trial.  The Grantor
                  -------------------------------------------------
hereby irrevocably consents to the exclusive jurisdiction of the courts of New Jersey and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Grantor at the addresses set forth below and service so made shall be deemed to be completed upon actual receipt thereof. The Grantor waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue, AND THE SECURED PARTY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM WITH RESPECT TO THIS SECURITY AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.

         22.      Interpretation.    No   rule   of   construction     requiring
                  ---------------
interpretation against the drafting party shall apply to the interpretation of this Agreement. Additionally, nothwithstanding any other term in this Agreement, this Agreement is meant to augment and supplement the rights and benefits conferred upon Secured Party in other security agreements executed by Grantor for the benefit of the Secured Party and shall not be interpreted to the contrary.

         WITNESS the due execution hereof as of the day and year first above written.



ATTEST:                                     "GRANTOR"


/s/ Debra Santa Lucia                       NETWORK CONSULTING GROUP, INC.
---------------------
Signature


                                            By:   /s/ Peter J. Salzano President
                                               ---------------------------------
Debra Santa Lucia                                     Peter J. Salzano
-----------------                                     President
Print Name



                                            101 Route 46E
                                            Pine Brook, NJ 07058
                                            Facsimile No. (973) 882-8520
                                                         -----------------------





ATTEST:                                     "SECURED PARTY"


/s/ Louis D. Frost                          VDC COMMUNICATIONS, INC.
------------------
Signature


                                            By:  /s/ Frederick A. Moran
                                               ---------------------------------
Louis D. Frost                                       Frederick A. Moran
--------------                                       Chief Executive Officer
Print Name

                                            75 Holly Hill Lane
                                            Greenwich, CT  06830
                                            Facsimile No. (203) 552-0908
                                                         -----------------------



                                       11